SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          April 17, 1997

                (Date of earliest event reported)


              Peoples Heritage Financial Group, Inc.

          (Exact name of registrant as specified in its charter)


Maine                          0-16947                  01-0437984
------------------------------------------------------------------------------
(State or other        (Commission File Number)        (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)


P.O. Box 9540, One Portland Square, Portland, Maine              04112-9540
------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



                          (207) 761-8500
------------------------------------------------------------------------------
           (Registrant's telephone number, including area code)




                          Not Applicable
------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   OTHER EVENTS

     On April 17, 1997, Peoples Heritage Financial Group, Inc. issued the press release which is included as Exhibit 99(a) hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit 99(a)  Press Release, dated April 17, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PEOPLES HERITAGE FINANCIAL GROUP, INC.



                        By: /S/ PETER J. VERRILL
                            --------------------
                            Name:  Peter J. Verrill
                            Title: Executive Vice President,
                                    Chief Operating Officer, Chief
                                    Financial Officer and Treasurer

Date:  April 17, 1997






























                                    3